UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2004


                              WCA WASTE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                 000-50808                   20-0829917
(State or other jurisdiction      (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


     One Riverway, Suite 1400
          Houston, Texas                                        77056
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (713) 292-2400


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.

               Exhibit 99.1 WCA Waste Corporation Press Release, dated July 29, 2004, reporting financial results for the three and six months ended June 30, 2004.

Item 9.  Regulation FD Disclosure.

         WCA Waste Corporation ("WCA Waste") recently completed its initial public offering and intends to pursue a disciplined acquisition strategy with the proceeds of the offering and with new borrowing capacity under a $150 million credit facility that was entered into in connection with the closing of the offering. WCA Waste expects that its acquisition strategy will result in an annual revenue "run rate" of $200 million and a tripling or more of its annual EBITDA rates over the next 3 to 4 years. It intends to pay for its acquisitions primarily with cash, including borrowings under its credit facilities.

         As previously disclosed in the registration statement on Form S-1 relating to its initial public offering, WCA Waste intends to focus its acquisition strategy significantly on "tuck-in" acquisitions to increase the volume in its landfills. WCA Waste's management has identified over 100 private waste companies within 50 miles of its current 13 landfills. In July 2004, WCA Waste completed the acquisition of Texas Environmental Waste Services, a residential collection company located in Houston, with 45,000 customers and a current annual revenue "run rate" of $5.6 million. WCA Waste believes that this acquisition eventually will enable it to open and internalize this waste into its Houston area municipal solid waste landfill through a network of transfer stations that are under development. Before that network is developed, WCA Waste intends to use capacity under a pre-paid disposal contract. After giving effect to this recent acquisition, WCA Waste currently operates 16 base collection operations that, with additional satellite locations, currently service over 130,000 customers.

         WCA Waste is also in serious discussions with other waste companies concerning potential acquisitions and has entered into letters of intent with three separate companies that collectively have an annualized revenue of approximately $7 million.

         In accordance with General Instruction B.2. of Form 8-K, the information in Item 9 of this report is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by WCA Waste under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

         This report and other communications, such as conference calls, presentations, statements in public filings and press releases, include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally include discussions and descriptions other than historical information. Words such as "expects," "intends," "plans," "projects," "believes," "will," "outlook," "estimates" and similar expressions are often used to identify forward-looking statements. Descriptions of strategy are also forward-looking statements, specifically including WCA Waste's discussions of its acquisition strategy. Forward-looking statements are based upon the current beliefs and expectations of WCA Waste's management.

         Since WCA Waste's business, operations and strategies are subject to a number of risks, uncertainties and other factors, actual results may differ materially from those described in the forward-looking statements. Thus, for example, WCA Waste's future financial performance will depend significantly on its ability to execute its acquisition strategy, which will be subject to such risks and uncertainties as the following: WCA Waste may be unable to identify, complete or integrate future acquisitions successfully; WCA Waste competes for acquisition candidates with other purchasers, some of which have greater financial resources and may be able to offer more favorable terms; revenue and other synergies from acquisitions may not be fully realized or may take longer to realize than expected; WCA Waste may not be able to improve internalization rates by directing waste volumes from acquired businesses to its landfills for regulatory, business or other reasons; businesses that WCA Waste acquires may have unknown liabilities and require unforeseen capital expenditure; changes or disruptions associated with making acquisitions may make it more difficult to maintain relationships with customers of the acquired businesses; in connection with financing acquisitions, WCA Waste may incur additional indebtedness, or may issue additional shares of its common stock which would dilute the ownership percentage of existing stockholders; and rapid growth may strain WCA Waste's management, operational, financial and other resources. Moreover, WCA Waste's results will be subject to a number of operational and other risks, including the following: WCA Waste may not be successful in expanding the permitted capacity of its current or future landfill; WCA Waste's business is capital intensive, requiring ongoing cash outlays that may strain or consume its available capital; increases in the costs of disposal, labor and fuel could reduce operating margins; increases in costs of insurance or failure to maintain full coverage could reduce operating income; WCA Waste may be unable to obtain financial assurances necessary for its operations; WCA Waste is subject to environmental and safety laws, which restrict its operations and increase its costs, and may impose significant unforeseen liabilities; WCA Waste competes with large companies and municipalities with greater financial and operational resources, and WCA Waste also competes with alternatives to landfill disposal; covenants in WCA Waste's credit facilities and the instruments governing its other indebtedness may limit its ability to grow its business and make capital expenditures; changes in interest rates may affect WCA Waste's results of operations; a downturn in U.S. economic conditions or the economic conditions in WCA Waste's markets may have an adverse impact on its business and results of operations; and WCA Waste's success depends on key members of its senior management, the loss of any of whom could disrupt its customer and business relationships and its operations. In WCA Waste's filings with the Securities and Exchange Commission (including the registration statement that it filed in connection with its initial public offering), WCA Waste describes the foregoing risks and uncertainties, along with others, in greater detail. The forward-looking statements made herein are only made as of the date of this report and WCA Waste undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Item 12. Results of Operations and Financial Condition.

         On July 29, 2004, WCA Waste issued a press release reporting financial results for the three and six months ended June 30, 2004. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

         In addition to disclosing financial results in accordance with generally accepted accounting principles ("GAAP"), the press release presents for the three months ended March 31, 2004, the three months ended June 30, 2003, the six months ended June 30, 2003 and the three and six months ended June 30, 2004 (i) adjusted results from continuing operations to exclude stock-based compensation charge and (ii) adjusted operating income before depreciation, amortization and accretion, both of which are non-GAAP financial measures under Regulation G. The components of each of the non-GAAP financial measures are computed by using amounts that are determined in accordance with GAAP. WCA Waste has provided in the press release a reconciliation of adjusted results from continuing operations to exclude stock-based compensation charge to operating income (loss), which is its nearest comparable GAAP financial measure. The reconciliation consists of adding a one-time stock-based compensation charge to operating income (loss) and deducting other income (expense) and income taxes. WCA Waste has also provided in the press release a reconciliation of adjusted operating income before depreciation, amortization and accretion to operating income (loss), which is its nearest comparable GAAP financial measure. The reconciliation consists of adding the one-time stock-based compensation charge, depreciation and amortization and accretion expense to operating income (loss).

         While adjusted results from continuing operations to exclude stock-based compensation charge and adjusted operating income before depreciation, amortization and accretion are not calculated or presented in accordance with GAAP, WCA Waste included these financial measures in the press release because it believes these supplemental financial measures are useful in determining: (i) the financial performance of its assets without regard to financing methods, capital structures or historical cost basis; (ii) the ability of its assets to generate cash sufficient to pay interest on its credit facilities; (iii) the operating results without regard to a one-time charge associated with an internal reorganization preceding its initial public offering; (iv) its operating performance and return on invested capital as compared to those of other companies in the non-hazardous solid waste management business, without regard to financing methods and capital structure; and (v) its compliance with certain financial covenants included in its debt agreements. Further, WCA Waste's management uses adjusted operating income before depreciation, amortization and accretion to evaluate the operations of its geographic operating areas and WCA Waste believes these measures are helpful in evaluating similar companies with differing capital structures. While depreciation, amortization, and accretion are operating costs under GAAP, WCA Waste believes these expenses primarily represent the allocation of costs associated with long-lived assets acquired or constructed in prior years. Additionally, while stock-based compensation is an operating expense under GAAP, the stock-based compensation charge that WCA Waste has reflected during the second quarter of 2004 represents the impact of a one-time conversion of outstanding options and warrants in connection with a pre-IPO reorganization. These supplemental financial measures should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. The measures exclude some, but not all, items that affect net income and operating income, and these measures may vary among other companies. Therefore, the measures may not be comparable to similarly titled measures used by other companies.

         In accordance with General Instruction B.6. of Form 8-K, the information in Item 12 of this report and Exhibit 99.1 is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in Item 12 of this report and Exhibit 99.1 will not be incorporated by reference into any registration statement filed by WCA Waste under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   WCA WASTE CORPORATION


Date: July 29, 2004                                /s/ Charles A. Casalinova
                                                       -------------------------
                                                       Charles A. Casalinova
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

  99.1 WCA Waste Corporation Press Release, dated July 29, 2004, reporting financial results for the three and six months ended June 30, 2004.